UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 19, 2011

PROVECTUS PHARMACEUTICALS, INC.
 (Exact name of registrant as specified in charter)

Nevada	0-9410	90-0031917
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7327 Oak Ridge Hwy., Knoxville, Tennessee 37931
(Address of Principal Executive Offices)

(866) 594-5999
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On April 14, 2011, Provectus Pharmaceuticals, Inc. entered into an engagement agreement with a placement agent for the purposes of conducting on a best efforts basis a private placement of common stock and warrants.  The offering consists of up to 4,464,285 shares of common stock together with one year warrants to purchase up to 2,232,143 shares of common stock and five year warrants to purchase up to 2,232,143 shares of common stock.  Investors will receive one year warrants and five year warrants, in each case, to purchase up to 50% of the number of shares purchased by the investors in the offering. The warrants have an exercise price of $1.25 per share.  The purchase price for each share of common stock together with the warrants is $1.12, for an aggregate offering amount of up to $4,999,999.20. The Company intends to use the proceeds, after deducting offering expenses, for working capital and other general corporate purposes. The offering is expected to close on or before April 20, 2011.

The securities to be offered in the offering have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy common stock or warrants of Provectus Pharmaceuticals, Inc.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” as defined under U.S. federal securities laws. These statements reflect management’s current knowledge, assumptions, beliefs, and expectations and express management’s current views of future events and may be identified by their use of terms such as “expect,” “intend,” “will,” and other similar terms. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements. Risks and uncertainties that could cause our actual results to materially differ from those described in forward-looking statements include those discussed in our filings with the Securities and Exchange Commission (including those described in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2010).  Readers are cautioned not to place undue reliance on these forward-looking statements.  The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date thereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 19, 2011

PROVECTUS PHARMACEUTICALS, INC.

By:     /s/ Peter R. Culpepper
Peter R. Culpepper
Chief Financial Officer and Chief Operating Officer